Contingencies	6 Months Ended
Jun. 30, 2021
Other Provisions, Contingent Liabilities And Contingent Assets Explanatory [Abstract]
Contingencies	Contingencies
From time to time, the Company has been and may become involved in legal proceedings arising in the ordinary course of its business.
In August 2017, two securities class action lawsuits were filed, which were consolidated into a single lawsuit in September 2017, alleging violations of the U.S. federal securities laws by the Company, the Company's President and CEO, and the Company's Chief Financial Officer. The plaintiffs asserted claims primarily based on purported misrepresentations regarding Sequans’ revenue recognition policy in its Annual Reports on Form 20-F for the fiscal years ended 2015 and 2016. An amended complaint was filed in April 2018, and the Company and the individual defendants subsequently filed a motion to dismiss. On September 30, 2019, the Court issued a decision dismissing the claims against the Company's CFO, but permitting the claims against the Company and the Company's CEO to proceed. After a second mediation session in April 2020, the parties agreed to a settlement for an amount of $2.75 million, which was approved by the Court on September 28, 2020 and paid. The settlement amount and costs to defend were paid by the Company's insurers, except for the $700,000 retention amount paid by the Company and recognized in expense prior to 2020.

Management is not aware of any other legal proceedings that, if concluded unfavorably, would have a significant impact on the
Company's financial position, operations or cash flows.